Exhibit 10.62

Translated From Japanese

                                   MEMORANDUM

H Capital (Hereinafter The Creditor) and SG Telecom, Inc., (Hereinafter The Debtor) and INFORIDGE, Inc. (Hereinafter INFO) IA Partners, Inc. (Hereinafter
IA), Global Hotline, Inc. (Hereinafter GHL), Hideki Anan (Hereinafter a Joint Guarantor), Kyo Nagae (Hereinafter The Joint Guarantor), Nobuyuki Igarashi (Hereinafter a Joint Guarantor), and Mamoru Okemoto (Hereinafter a Joint Guarantor) have signed this Memorandum concerning the Loan Agreement (Hereinafter The Agreement) that was signed among The Creditor and The Guarantors on February 25, 2009.

Article 1 (The feasible amount)

The Creditor has deliberately examined the situations of business progress with The Debtor, INFO, IA, GHL, and then determined to consider loaning them up to 300 million yen with The Agreement signed on February 25, 2009 as the first phase of the loan execution. But, if any party violates this Agreement or this Memorandum, this does not apply.

Article 2 (The declaration of facts)

1. The Debtor, INFO, IA, GHL, and The Joint Guarantors, as of February 25, 2008, declared that none of INFO, IA, nor GHL has unlisted liability.

2. The Debtor, INFO, IA, GHL, and The Joint Guarantors declared that neither of The Debtor nor INFO had liability with interests and that they were not guaranteeing any liability of any third party, as of March 2nd, 2009 when they repaid to Sumitomo Mitsui Bank.

Article 3 (Entrusting of accounting procedure)

The Debtor, INFO, IA, GHL, and The Joint Guarantors shall, at the same time as they sign The Agreement, submit their bankbooks, their officially registered seals, and their seals registered with their banks, and entrust all accounting procedures of The Debtor, INFO, IA, and GHL with The Creditor. Furthermore, they are prohibited from practicing the accounting procedures without The Creditor's consent.

Article 4 (Replacement of Directors)

The Debtor, INFO, IA, GHL, and The Joint Guarantors have agreed, concurrently with their signing The Agreement, that majority of the directors of The Debtor, INFO, IA, GHL shall be replaced with the people that The Creditor shall designate.

Article 5 (Collateral of Transferred Shares)

The Debtor, INFO, IA, GHL, and The Joint Guarantors have agreed that all the shares that The Debtor, INFO, IA, and GHL have issued shall be pledged as collateral for the transferred shares. Furthermore, The Contract on Security of Transferred Shares shall be signed between the existing shareholders and The Creditor concurrently with signing The Agreement.

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Article 6 (Information on The Debtor, INFO, IA , and GHL)

1. The Debtor, INFO, IA, GHL, and The Joint Guarantors, if requested by The Creditor, shall disclose the personal or corporate information on The Debtor, INFO, IA, GHL, and The Joint Guarantors within three (3) business days.

2. The Debtor, INFO, IA, GHL, and The Joint Guarantors, after they signed The Agreement, shall submit the following materials within three (3) business days to respond to The Creditor's request:

    1)  Monthly trial balance sheet

    2) Statement of cash receipts and disbursement (6 months track record and estimate)

    3)  Balance of bank loan

    4)  Bills to every debtor concerning accounts receivable

    5)  Assets breakdown

    6)  Bankbooks

    7)  All agreements and materials concerning businesses

Article 7 (Acceleration)

The Debtor, INFO, IA, GHL, and The Joint Guarantors, in the event of one of the following, shall lose benefit of time and thus repay the debts provided in The Agreement in lump sum.

1. Any of The Debtor, INFO, IA, GHL, and The Joint Guarantors has violated any clause of either The Agreement or this Memorandum

2. The information that The Creditor obtained from any of The Debtor, INFO, IA, GHL, or The Joint Guarantors in accordance with this Memorandum has proved to be different from the actual situation

3. Gaps have occurred to the funding plan sheet that The Debtor, INFO, IA, GHL, and The Joint Guarantors have submitted to The Creditor, and they have fallen to extremely difficult situation in which they operate their businesses

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    IN WITNESS HEREOF, nine (9) copies of this Memorandum have been executed to each of which each party shall affix its own name and seal, and each party must retain a copy.

February 25, 2009

The Creditor:       Naoto Tonosaki, The Representative Director [Seal]
                    H Capital, Inc.
                    1-2-31 Oyama-dai,
                    Setagaya-ku, Tokyo

The Debtor:         Nobuyuki Igarashi, The Representative Director [Seal]
                    SG Telecom, Inc.
                    11F Nishi-Shinjuku Showa Bldg. 1-13-12 Nishi-Shinjuku,
                    Shinjuku-ku, Tokyo

INFO:               Hideki Anan, The Representative Director [Seal]
                    INFORIDGE, Inc.
                    11F Nishi-Shinjuku Showa Bldg. 1-13-12 Nishi-Shinjuku, Shinjuku-ku, Tokyo

IA:                 Hideki Anan, The Representative Director [Seal]
                    IA Partners, Inc.
                    11F Nishi-Shinjuku Showa Bldg. 1-13-12 Nishi-Shinjuku, Shinjuku-ku, Tokyo

GHL:                Hideki Anan, The Representative Director [Seal]
                    Global Hotline, Inc.
                    11F Nishi-Shinjuku Showa Bldg. 1-13-12 Nishi-Shinjuku, Shinjuku-ku, Tokyo

A Joint Guarantor:  Hideki Anan [Seal]
                    403 THE Palms Yoyogi 3-chome, 3-13-10 Yoyogi,
                    Shibuya-ku, Tokyo

A Joint Guarantor:  Kyo Nagae [Seal]
                    2-26-8 Nakai,
                    Shinjuku-ku, Tokyo

A Joint Guarantor:  Mamoru Okemoto [Seal]
                    2-28-8 Ebisu Minami,
                    Shibuya-ku, Tokyo

A Joint Guarantor:  Nobuyuki Igarashi [Seal]
                    406 Grand Park Hatsudai, 1-29-10 Hatsudai,
                    Shibuya-ku, Tokyo

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